Exhibit 21
SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of March 1, 2022

Acrodyne Technical Services, LLC (Maryland)

Allegiance Capital L.P. (Maryland) *

Amplify IP, LLC (Delaware)

Diamond Sports Topco, LLC (Delaware)
Diamond Digital Group, LLC (Delaware)
Diamond Sports Holdings, LLC (Delaware) *
Diamond Sports Intermediate Holdings A, LLC (Delaware) *
Diamond Sports Intermediate Holdings, LLC (Delaware)
Diamond Sports Finance Company (Delaware)
Diamond Sports Group, LLC (Delaware)
Sports Network, LLC (Delaware)
Sports Network II, LLC (Delaware)
Diamond Sports Net, LLC (Delaware)
Diamond Sports Finance SPV, LLC (Delaware)
Diamond Ohio Holdings, LLC (Delaware)
Diamond Ohio Holdings II, LLC (Delaware)
Fastball Sports Productions, LLC (Ohio)
Diamond Sports Net Ohio, LLC (Delaware)
Diamond Sports Net Cincinnati, LLC (Delaware) *
Diamond Sports Net West 2, LLC (Delaware)
Diamond Sports Net Arizona Holdings, LLC (Delaware)
Diamond Sports Net Arizona, LLC (Delaware)
Diamond College Sports, LLC (Delaware)
FRSM Holdings, LLC (Delaware)
Diamond Sports Net Detroit, LLC (Delaware)
Diamond Mobile Holdings, LLC (Delaware)
Sports Holding, LLC (Delaware
ARC Holdings Ltd. (Texas)
Diamond St. Louis Holdings, LLC (Delaware)
Diamond Sports Net St. Louis, LLC (Delaware) *
Diamond Sports Kansas City, LLC (Delaware) *
Diamond San Diego Holdings, LLC (Delaware)
SoCal SportsNet, LLC (Delaware) *
Diamond West Holdings, LLC (Delaware)
Diamond Sports Net West, LLC (Delaware) *
Diamond Southern Holdings, LLC (Colorado)
Diamond-BRV Southern Sports Holdings, LLC (Delaware)
SportSouth Network, LLC (Delaware)
SportSouth Network II, LLC (Delaware)
Sunshine Holdco, LLC (Delaware)
Diamond Sports Sun, LLC (Delaware)
Diamond Sports Net North, LLC (Delaware
Diamond Sports Net Florida, LLC (Delaware)
Diamond Sports Net Florida 2, LLC (Delaware)

Dielectric, LLC (Maine)

KDSM, LLC (Maryland)
KDSM Licensee, LLC (Maryland)

Keyser Capital, LLC (Maryland)

Keyser Capital II, LLC (Maryland)

Ring of Honor Wrestling Entertainment, LLC (Maryland)

Samson Merger Sub, Inc. (Delaware)

SBG Gaming, LLC (Delaware)

Sinclair Investment Group, LLC (Maryland)
Sinclair-CVP, LLC (Maryland) *

Sinclair Television of Bakersfield, LLC (Delaware)

Sinclair Television Group, Inc. (Maryland)

Action TV, LLC (Nevada)

Chesapeake Media I, LLC (Nevada)
KAME, LLC(Nevada)
KENV, LLC (Nevada)
KRNV, LLC (Nevada)
KRXI, LLC (Nevada)
KVCW, LLC (Nevada)
KVMY, LLC (Nevada)

CometTV, LLC (Nevada)

Compulse, LLC (Maryland)

Drive Sales, LLC (Nevada)

Full Measure, LLC (Maryland)

Hummingbird, LLC (Nevada)

Hunt Valley Tracks (Maryland)

ONE Media, LLC (Maryland

ONE Media 3.0, LLC (Maryland)

The National Desk, LLC (Nevada)

Perpetual Corporation (Delaware)
Sinclair Television Stations, LLC (Delaware)
KATV, LLC (Delaware)
KATV Licensee, LLC (Nevada)
KTUL, LLC (Delaware)
KTUL Licensee, LLC (Nevada)
Harrisburg Television, Inc. (Delaware)
WLUK Licensee, LLC (Nevada)
WJAR Licensee, LLC (Nevada)
WCWF Licensee, LLC (Nevada)
ACC Licensee, LLC (Delaware)
Holdco RCC, LLC (Pennsylvania)
Holdco RCK, LLC (Pennsylvania)
WBMA Licensee, LLC (Nevada)
WSET Licensee, LLC (Nevada)

Program Health, LLC (Maryland)

Sinclair Acquisition VII, Inc. (Maryland)
WVTV Licensee, Inc. (Maryland)

Sinclair Acquisition VIII, Inc. (Maryland)
Raleigh (WRDC-TV) Licensee, Inc. (Maryland)

Sinclair Acquisition IX, Inc. (Maryland)
Birmingham (WABM-TV) Licensee, Inc. (Maryland)

Sinclair Communications, LLC (Maryland)

Heartland Tower Company, LLC (Iowa) *

Illinois Television, LLC (Maryland)
WICD Licensee, LLC (Maryland)
WICS Licensee, LLC (Maryland)
Sinclair Television of Illinois, LLC (Nevada)
120 Sports Holdings I, LLC (Delaware) *
120 Sports, LLC (Delaware)

KOKH LLC, (Nevada LLC)
KOKH Licensee, LLC (Maryland)

Milwaukee Television, LLC (Wisconsin)
WCGV Licensee, LLC (Maryland)

San Antonio Television, LLC (Delaware)

Sinclair Media III, Inc. (Maryland)
WCHS Licensee, LLC (Maryland)
WSTR Acquisition, LLC (Maryland)
WVAH Licensee, LLC (Nevada)
Sinclair Escrow, LLC (Maryland)
Sinclair Properties, LLC (Virginia)
KBSI Licensee L.P. (Virginia)
WDKA Licensee, LLC (Nevada)
WKEF Licensee, L.P. (Virginia)
WMMP Licensee L.P. (Virginia)

Sinclair Television of El Paso, LLC (Delaware)
KDBC Licensee, LLC (Delaware)

WGME, Inc. (Maryland)
WGME Licensee, LLC (Maryland)

WRDC, LLC (Nevada)
Highwoods Joint Venture (North Carolina) *

WSMH, Inc. (Maryland)
WSMH Licensee, LLC (Maryland)

WUCW, LLC (Maryland)
KLGT Licensee, LLC (Maryland)

Chesapeake Television Licensee, LLC (Maryland)
Harrisburg Licensee, LLC (Nevada)
KABB Licensee, LLC (Maryland)
KDNL Licensee, LLC (Maryland)
KEYE Licensee, LLC (Nevada)
KFDM Licensee, LLC (Nevada)
KFOX Licensee, LLC (Nevada)
KFXA Licensee, LLC (Nevada)
KGAN Licensee, LLC (Maryland)
KGBT Licensee, LLC (Nevada)

KHGI Licensee, LLC (Nevada)
KHQA Licensee, LLC (Nevada)
KJZZ Licensee, LLC (Nevada)
KOCB Licensee, LLC (Maryland)
KPTH Licensee, LLC (Nevada)
KRCG Licensee, LLC (Nevada)
KRXI Licensee, LLC (Nevada)
KSAS Licensee, LLC (Nevada)
KTVL Licensee, LLC (Nevada)
KTVO Licensee, LLC (Nevada)
KUPN Licensee, LLC (Maryland)
KUQI Licensee, LLC (Nevada)
KUTV Licensee, LLC (Nevada)
KVII Licensee, LLC (Nevada)
New York Television, Inc. (Maryland)
WACH Licensee, LLC (Nevada)
WCWB Licensee, LLC (Maryland)
WCWN Licensee, LLC (Nevada)
WDKY Licensee, LLC (Maryland
WEAR Licensee, LLC (Maryland)
WFGX Licensee, LLC (Nevada)
WFXL Licensee, LLC (Nevada)
WGFL Licensee, LLC (Nevada)
WGXA Licensee, LLC (Nevada)
WHOI Licensee, LLC (Nevada)
WKRC Licensee, LLC (Nevada)
WLFL Licensee, LLC (Maryland)
WLOS Licensee, LLC (Maryland)
WMSN Licensee, LLC (Nevada)
WNAB Licensee, LLC (Nevada)
WNWO Licensee, LLC (Nevada)
WOAI Licensee, LLC (Nevada)
WOLF Licensee, LLC (Nevada)
WPBN Licensee, LLC (Nevada)
WPDE Licensee, LLC (Nevada)
WPEC Licensee, LLC (Nevada)
WPGH Licensee, LLC (Nevada)
WQMY Licensee, LLC (Nevada)
WRGB Licensee, LLC (Nevada)
WRGT Licensee, LLC (Nevada)
WRLH Licensee, LLC (Nevada)
WSTQ Licensee, LLC (Nevada)
WSBT Licensee, LLC (Nevada)
WSYX Licensee, Inc. (Maryland)
WTGS Licensee, LLC (Nevada)
WTOV Licensee, LLC (Nevada)
WTTO Licensee, LLC (Maryland)
WTVC Licensee, LLC (Nevada)
WTVX Licensee, LLC (Nevada)
WTVZ Licensee, LLC (Maryland)
WTWC Licensee, LLC (Maryland)
WUHF Licensee, LLC (Nevada)
WUPN Licensee, LLC (Maryland)
WUTV Licensee, LLC (Nevada)
WUXP Licensee, LLC (Maryland)
WWHO Licensee, LLC (Nevada)
WWMT Licensee, LLC (Nevada)
WXLV Licensee, LLC (Nevada)
WZTV Licensee, LLC (Nevada)

Sinclair Digital Group, LLC (Maryland)

Circa, LLC (Maryland)
Sinclair Digital Agency, LLC (Maryland)
Sinclair Digital News, LLC (Maryland)
West Coast Digital, LLC (Nevada)
ZypMedia, Inc. (Delaware)

Sinclair Media VI, Inc. (Delaware)
Sinclair-California Licensee, LLC (Nevada)
Sinclair Media Licensee, LLC (Delaware)
Sinclair Television of Abilene, LLC (Texas)
Sinclair Television of Bristol, LLC (Virginia)
Sinclair Television of California, LLC (California)
Sinclair Television of Montana, LLC (Delaware)
Sinclair Television of New Bern, LLC (North Carolina)
WCTI Licensee, LLC (Delaware)

Sinclair Networks Group, LLC (Maryland)

Sinclair Programming Company, LLC (Maryland)

Sinclair Television of Fresno, LLC (Delaware)
KFRE Licensee, LLC (Delaware)
KMPH Licensee, LLC (Delaware)
WJAC Licensee, LLC (Nevada)

Sinclair Television of Omaha, LLC (Delaware)
KPTM Licensee, LLC (Delaware)

Sinclair Television of Seattle, Inc. (Washington)
Fisher Properties, Inc. (Washington)
Fisher Mills, Inc. (Washington)
Sinclair Television Media, Inc. (Washington)
Sinclair Broadcasting of Seattle, LLC (Delaware)
Sinclair Media of Boise, LLC (Delaware)
Sinclair Television of Portland, LLC (Delaware)
Sinclair Television of Oregon, LLC (Delaware)
Sinclair Radio of Seattle, LLC (Delaware)
Sinclair Media of Seattle, LLC (Delaware)
Sinclair Media of Washington, LLC (Delaware)
Sinclair Television of Washington, Inc. (Washington)
Sinclair Kennewick Licensee, LLC (Nevada)
Sinclair La Grande Licensee, LLC (Nevada)
Sinclair Seattle Licensee, LLC (Nevada)
Sinclair Bakersfield Licensee, LLC (Nevada)
Sinclair Boise Licensee, LLC (Nevada)
Sinclair Yakima Licensee, LLC (Nevada)
Sinclair Lewiston Licensee, LLC (Nevada)
Sinclair Portland Licensee, LLC (Nevada)
Sinclair Eugene Licensee, LLC (Nevada)
Sinclair Radio of Seattle Licensee, LLC (Nevada)

TBD TV, LLC (Nevada LLC)

The Tennis Channel Holdings, Inc. (Delaware)
The Tennis Channel, Inc. (Delaware)

* Not a wholly owned subsidiary.